Exhibit 10.4 EXECUTION VERSION (PDC Funding II LLC) ELEVENTH AMENDMENT TO THE AMENDED AND RESTATED CONTRACT PURCHASE AGREEMENT This ELEVENTH AMENDMENT TO THE AMENDED AND RESTATED CONTRACT PURCHASE AGREEMENT (this “Amendment” is entered into as of December 14, 2018 by and among PDC FUNDING COMPANY II, LLC, a Minnesota limited liability company (the “Seller”), PATTERSON COMPANIES, INC., a Minnesota corporation, as servicer (the “Servicer”) and FIFTH THIRD BANK, an Ohio banking corporation, as purchaser (in such capacity, the “Purchaser”) and as agent (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Contract Purchase Agreement described below. WITNESSETH: WHEREAS, the parties hereto have entered into that certain Amended and Restated Contract Purchase Agreement, dated as of August 12, 2011 (as amended, supplemented or otherwise modified from time to time, the “Contract Purchase Agreement”); WHEREAS, the parties hereto desire to further amend the Contract Purchase Agreement as set forth herein; NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows: AGREEMENT: 1. Amendments to the Contract Purchase Agreement. The Contract Purchase Agreement is hereby amended as shown on the marked pages set forth on Exhibit A hereto. 2. Representations and Warranties. In order to induce the parties hereto to enter into this Amendment, each of the Seller and the Servicer represents and warrants as follows: (a) the representations and warranties made by such Person in the Contract Purchase Agreement and the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); (b) the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Contract Purchase Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part; 730771657 11089703

(c) this Amendment and the Contract Purchase Agreement, as amended hereby, constitute, the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and (d) immediately after giving effect to this Amendment, no Amortization Event or Potential Amortization Event has occurred which is continuing. 3. Reference to, and Effect on, the Contract Purchase Agreement. Except as specifically amended hereby, the Contract Purchase Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed. After this Amendment becomes effective, all references in the Contract Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Contract Purchase Agreement shall be deemed to be references to the Contract Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Contract Purchase Agreement other than as set forth herein. 4. Conditions to Effectiveness. This Amendment shall be effective as of the date first above written upon the Agent’s receipt of: (a) counterparts to this Amendment duly executed by each of the parties hereto; (b) duly executed counterparts of that certain Seventh Amended and Restated Fee Letter, dated as of the date hereof, by and among the Agent, the Purchaser and the Seller; (c) confirmation that the “Upfront Fee” payable pursuant to the above- described Seventh Amended and Restated Fee Letter has been paid in full in accordance with the terms of such Seventh Amended and Restated Fee Letter; and (d) reasonable legal fees due and payable on or prior to the date hereof. 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an originally executed counterpart hereof. 6. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. 2 730771657 11089703

7. Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Contract Purchase Agreement or any provision hereof or thereof. 8. Expenses. Without limiting any obligations of the Seller under the Transaction Documents (including without limitation, under Section 10.3 of the Contract Purchase Agreeement), the Seller shall pay on demand all out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) incurred by the Agent and the Purchaser with respect to the preparation, negotiation, execution and delivery of this Amendment. [Signature pages follow.] 3 730771657 11089703

Exhibit A (Attached) 730771657 11089703

EXHIBIT A to TenthEleventh Amendment, dated as of August 3,December 14, 2018 AMENDED AND RESTATED CONTRACT PURCHASE AGREEMENT dated as of August 12, 2011 among PDC FUNDING COMPANY II, LLC, as Seller, PATTERSON COMPANIES, INC., as Servicer, THE PURCHASERS PARTY HERETO, and FIFTH THIRD BANK, as Agent 730772126 11089703

EXHIBITS Exhibit I - Definitions Exhibit II - Form of Purchase Notice Exhibit III - Places of Business of the Seller Parties; Locations of Records; Federal Employer Identification Number(s) Exhibit IV - Names of Collection Banks; Collection Accounts Exhibit V - Form of Compliance Certificate Exhibit VI - Form of Collection Account Agreement Exhibit VII - Form of Assignment Agreement Exhibit VIII - Credit and Collection Policy Exhibit IX - Form of Contract(s) Exhibit X - Form of Monthly Report Exhibit XI - Form of Performance Undertaking Exhibit XII - Form of Postal Notice SCHEDULES Schedule A - Commitments and Payment Addresses Schedule B - Documents to be delivered to Agent and Each Purchaser on or prior to the Initial Purchase Schedule C - Payment Instructions iv730772126 11089703 iv

WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof. PDC FUNDING COMPANY II, LLC By:________________________________ Name: Jeffrey J. StangKarsten R. Williams Title: Vice President and Treasurer Address: PDC Funding Company II, LLC 1031 Mendota Heights Road St. Paul, Minnesota 55120 Attention: Chief Financial Officer Facsimile: (651) 686-8984 PATTERSON COMPANIES, INC., as Servicer By:________________________________ Name: R. Stephen ArmstrongDonald J. Zurbay Title: Executive Vice President, Chief Financial Officer and Treasurer Address: Patterson Companies, Inc. 1031 Mendota Heights Road St. Paul, Minnesota 55120 Attention: Chief Financial Officer Facsimile: (651) 686-8984 730772126 11089703 S- 1 Amended and Restated Contract Purchase Agreement 730772126 11089703

EXHIBIT I DEFINITIONS As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “2006 ESOP Note” means that certain ESOP Note dated September 11, 2006 payable by the Patterson Companies, Inc. Employee Stock Ownership Trust to the order of Patterson Companies, Inc., a Minnesota corporation, and its permitted successors and assigns (including, without limitation, a debtor in possession on its behalf) and certain of its domestic subsidiaries, in the original principal amount of $105,000,000.00. “3D Cone Receivable” means a Receivable originated by PDSI that arises from the sale or financing (or servicing) of 3D Cone Beam technology. “3D Cone Beam Receivable” means a Receivable originated by PDSI that arises from the sale or financing of 3D Cone Beam technology. “Accrual Period” means each Fiscal Month, provided that the initial Accrual Period hereunder means the period from (and including) the date hereof to (and including) the last day of the Fiscal Month thereafter. “ACH Receipts” means funds received in respect of Automatic Debit Collections. “Acquisition” means any transaction, or any series of related transactions, consummated on or after April 30, 2011, by which PDCo or any of its Subsidiaries (i) acquires any going concern business or all or substantially all of the assets of any Person, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires from one or more Persons (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company of any Person. “Adverse Claim” means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person. “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise. “Agent” has the meaning set forth in the preamble to this Agreement. Exh. I- 1730772126 11089703 Exh. I- 1 respect to any individual Purchase hereunder, its Pro Rata Share of the Cash Purchase Price therefor. “Concentration Limit” means, at any time, for any Obligor, 2% of the aggregate Outstanding Balance of all Eligible Receivables, or such other amount (a “Special Concentration Limit”) for such Obligor designated by Agent and consented to by each Purchaser; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Agent may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit. “Consent Notice” has the meaning set forth in Section 4.6(a). “Consent Period” has the meaning set forth in Section 4.6(a). “Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership. “Contract” means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable. “Credit Agreement” means the Amended and Restated Credit Agreement, dated on or about January 27, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time) by and among PDCo, the lenders from time to time party thereto, and MUFG Bank, Ltd., as administrative agent. “Credit and Collection Policy” means Seller’s and/or the applicable Originator’s credit and collection policies and practices relating to Contracts and Receivables existing on the date of the Prior Agreement and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement. “Credit Enhancement” means, on any date, an amount equal to the product of (i) the Net Portfolio Balance as of the close of business of Servicer on such date, multiplied by (ii) the sum of (x) the greater of (a) 11.00% and (b) the product of (I) the Loss Multiple multiplied by (II) the sum (i) 1.0 plus (ii) 20.0% of the Weighted Average Remaining Months Without Repayment on such date multiplied by (III) the average Loss-to-Liquidation Ratio for the immediately preceding four Fiscal Months plus (y) the average Dilution Ratio for the immediately preceding three Fiscal Months. “Deemed Collections” means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable. If at any time, (i) the Outstanding Balance of Exh. I- 5730772126 11089703 Exh. I- 5

(xxiv) that, if such Receivable is an EagleSoft Computer Receivable (also referred to as a “Patterson Computer Receivable”), the Outstanding Balance thereof, when added to the Outstanding Balance of all other EagleSoft Computer Receivables, does not exceed 2% of the aggregate Outstanding Balance of all Eligible Receivables, (xxv) that if such Receivable is a Large Receivable for which the related Contract requires that payment in full of the Outstanding Balance of such Receivable be made later than 64 months after the date such Receivable was originated, the Outstanding Balance thereof when added to the Outstanding Balance of all other such Large Receivables, does not exceed 15% of the aggregate Outstanding Balance of all Eligible Receivables, (xxvi) that if such Receivable is a Discounted Receivable, the Outstanding Balance thereof when added to the Outstanding Balance of all other such Discounted Receivables, does not exceed 5% of the aggregate Outstanding Balance of all Eligible Receivables, (xxvii) that if such Receivable is an Extended Discounted Receivable, (a) the Outstanding Balance thereof when added to the Outstanding Balance of all other such Extended Discounted Receivables, does not exceed 2010% of the aggregate Outstanding Balance of all Eligible Receivables and (b) the Obligor thereof has a credit score of 720 or higher from TransUnion or Experian, (xxviii) that, together with the related Contract, has not been sold, assigned or pledged by the applicable Originator or Seller, except pursuant to the terms of the Receivables Sale Agreement and this Agreement, (xxix) that if such Receivable is an EagleSoft Software Receivable, the Obligor thereof has made at least three payments on such Receivable, (xxx) the Obligor of which is not (a) with respect to (x) any Obligor that (A) has a credit score of 720 or higher from TransUnion or Experian, (B) has five years of payment history with the Servicer and its Affiliates, (C) has a supply account and finance account that is current and (D) is purchasing monthly from the Servicer and its Affiliates and is not subject to any purchase restrictions, the Obligor of other Receivables with an aggregate Outstanding Balance in excess of $750,000 or (y) with respect to any other Obligor, the Obligor of other Receivables with an aggregate Outstanding Balance in excess of $500,000 or (b) the Group Practice Obligor of other Receivables with an aggregate Outstanding Balance in excess of $700,000, (xxxi) with respect to which there is only one executed copy of the related Contract, which may be executed in counterparts and received by facsimile or electronic mail, and which will, together with the related records be held by Servicer as bailee of Agent and the Purchasers, and no other custodial agreements are in effect with respect thereto, (xxxii) that excludes residual value and any maintenance component, Exh. I-10730772126 11089703 Exh. I-10

(xxxiii) that if such Receivable is a Discounted Receivable or a Skip Receivable, the Outstanding Balance thereof when added to the Outstanding Balance of all other such Discounted Receivables and Skip Receivables, does not exceed 10% of the aggregate Outstanding Balance of all Eligible Receivables, (xxxiv) that if such Receivable is an Extended Skip Receivable, the Outstanding Balance thereof when added to the Outstanding Balance of all other such Extended Skip Receivables, does not exceed 2010% of the aggregate Outstanding Balance of all Eligible Receivables, (xxxv) that if such Receivable is an Extended Skip Receivable, no required payment, or part thereof, in connection with such Receivable remains unpaid for 30 days or more from the original due date for such payment, (xxxvi) that if such Receivable is a Special Market Receivable, the Outstanding Balance thereof when added to the Outstanding Balance of all other such Special Market Receivables, does not exceed 5% of the aggregate Outstanding Balance of all Eligible Receivables, (xxxvii) that if such Receivable is a Large Extended Discount Receivable, the Outstanding Balance thereof when added to the Outstanding Balance of all other such Large Extended Discount Receivable, does not exceed 2.5% of the aggregate Outstanding Balance of all Eligible Receivables, and (xxxviii) that if such Receivable is a Large Individual Obligor Receivable, the Outstanding Balance thereof when added to the Outstanding Balance of all other such Large Individual Obligor Receivable, does not exceed 5% of the aggregate Outstanding Balance of all Eligible Receivables. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ESOP” means the Patterson Companies, Inc. Employee Stock Ownership Plan, as amended and restated effective May 1, 2011, as amended. “Excess Spread” means, as of the last day of any Fiscal Month, the sum of (i) the weighted average annual percentage rate accruing on the Receivables, minus (ii) 1%, minus (iii) the Cap Strike Rate, minus (iv) the Program Fee Rate (as defined in each Fee Letter). “Extended Discounted Receivable” means a Receivable that arises under a Contract pursuant to which the first installment payment thereunder is required to be made at least five (5) months, but not more than twelve (12) months, after the contract inception; provided that such Receivable shall cease to be an Extended Discounted Receivable after the date on which the first installment payment thereunder is required to be paid and shall at all times thereafter be deemed to be an “Extended Skip Receivable”; provided further, if the first six payments thereunder are made in full in consecutive months, such Receivable shall no longer be deemed to be an “Extended Skip Receivable.” Exh. I-11730772126 11089703 Exh. I-11

“Thompson Note” means that certain Promissory Note dated April 1, 2002 payable by GreatBanc Trust Company, solely in its capacity as trustee of the Thompson Dental Company Employee Stock Ownership Plan and Trust, to the order of Thompson Dental Company, in the original principal amount of $12,611,503.67. “Transaction Documents” means, collectively, this Agreement, the Prior Agreement, each Purchase Notice, the Receivables Sale Agreement, the Performance Undertaking, the Intercreditor Agreement, each Collection Account Agreement, the Hedging Agreements, each Fee Letter, the Subordinated Note (as defined in the Receivables Sale Agreement), the Closing Date Assignment Agreement and all other instruments, documents and agreements executed and delivered in connection herewith or in connection with the Prior Agreement, in each case, as amended, restated, supplemented or otherwise modified from time to time. “UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction. “Veterinary Receivable” means a Receivable arising from the sale or financing by Webster of veterinary equipment. “Webster” means Webster Veterinary Supply, Inc., a Minnesota corporation, together with its successors and assigns. “Weighted Average Remaining Months Without Repayment” means, on any date of determination, the number of months following such date of determination equal to: (a) the sum, with respect to each Extended Discounted Receivable of the product of (i) the number of months remaining under the related Contract for each Extended Discounted Receivable for which the related Obligor is not required to make an installment payment for such month, times (ii) the Outstanding Balance of such Extended Discounted Receivable; divided by: (b) the aggregate Outstanding Balance at such time of all Extended Discounted Receivables. All accounting terms defined directly or by incorporation in this Agreement or the Receivables Sale Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement, the Receivables Sale Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not specifically defined herein shall be construed in accordance with GAAP; (b) all terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (e) references to any Section are references to such Section in such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, Exh. I-24730772126 11089703 Exh. I-24